UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2012

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois		60446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On March 31, 2012, Nanophase Technologies Corporation (“NTC”) entered into a Trademark Ownership Assignment Agreement (the “Trademark Assignment”) with CIK NanoTek Corporation (“CIK”), pursuant to which NTC assigned the Japanese trademark for “NanoTek” to CIK for $5,000.

In addition, on March 31, 2012, NTC and CIK entered into a Memorandum on the Payment of Royalty (the “Royalty Memorandum”), with respect to the royalty payments due in 2012 and 2013 under the license agreement, dated as of December 30, 1997, as amended, and sublicense agreement, dated as of April 1, 2009, between the parties (together, the “License Agreements”). Under the Royalty Memorandum, the parties agreed that CIK would pay NTC $279,000 by the end of April 2012 as payment for the $300,000 minimum royalty due under the License Agreements in April 2013, which represents a 7% discount for early payment.

The other terms of the License Agreements, which continue in effect until April 1, 2013, and a Subsequent Agreement between the parties that will take effect on April 1, 2013 upon the scheduled termination of the License Agreements (the “Subsequent Agreement”), were unaffected by the parties entering the Royalty Memorandum. Under the existing License Agreements, CIK currently pays NTC a royalty in exchange for an exclusive technology license and certain territorial benefits. The Subsequent Agreement will permit CIK to produce, use and sell nanocrystalline materials on a non-exclusive, royalty-free basis and will permit both CIK and NTC to sell those materials without territorial restrictions. The Subsequent Agreement will provide flexibility to both NTC and CIK to compete in the marketplace and further allow the companies to work together prospectively as and to the extent both parties deem mutually beneficial.

The foregoing description of the Trademark Assignment and the Royalty Memorandum does not purport to be complete and is qualified in its entirety by reference to the full text of the Trademark Assignment and the Royalty Memorandum, which are filed as Exhibits 10.1 and 10.2 hereto, are incorporated herein by reference and constitute a part of this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Trademark Ownership Assignment Agreement dated March 31, 2012

Exhibit 10.2	Memorandum on the Payment of Royalty dated March 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, at amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOPHASE TECHNOLOGIES CORPORATION
(Registrant)

April 4, 2012	/s/ FRANK CESARIO
(Date)	FRANK CESARIO
Chief Financial Officer

Exhibit Index

Exhibit 10.1	Trademark Ownership Assignment Agreement dated March 31, 2012

Exhibit 10.2	Memorandum on the Payment of Royalty dated March 31, 2012